Exhibit 10.43

[PHOENIXSOFT LOGO OMITTED]
--------------------------------------------------------------------------------


                                SUPPORT AGREEMENT

         This agreement (the "Support Agreement") is dated as of February 13, 2003 (the "Effective Date") by and between the following parties:


         "Licensor"                                            "Licensee"
         ----------                                            ----------

         PhoenixSoft, Inc., an Arizona corporation             Company Name:               Phone 1, Inc.


         6530 North 16th Street                                Address:                    100 North Biscayne
                                                                                           Blvd., 25th Floor
         Phoenix, Arizona 85016                                City, State, Zip:           Miami, Florida 33132

         USA                                                   Country:                    USA


         Telephone:  602-788-6100                              Tel:                        305-371-3300

         Fax: 602-279-8933                                     Fax:                        305-908-7727

         E-mail:  _________________________                    E-mail:                     _____________________

         Contact:  ________________________                    Contact:                    Mr. Federico Fuentes, CTO



         Licensee operates the Software and wishes Licensor to perform Support Services for the Software and the Covered Equipment on the terms and conditions set forth in this Support Agreement. Software and the Covered Equipment that will be covered by this Support Agreement and entitled to Support Services will be described in one or more Support Orders to be attached to this Support Agreement from time to time.

         The parties hereby agree as follows:

         1. SCOPE OF AGREEMENT.

                  A. TERM OF SUPPORT AGREEMENT. The term of this Support Agreement commences on the Installation Date and will remain in effect until terminated as provided in this Support Agreement.

                  B. SUPPORT ORDERS. The Support Services to be provided to Licensee are described on the Support Orders (the "Support Orders") attached to this Support Agreement from time to time.

                  C. TERM OF SUPPORT ORDERS. For each Support Order, Licensor will provide Support Services from the Start Date of the Support Order and for a period of 12 months thereafter, unless otherwise specified on the Support Order (the "Initial Term").

--------------------------------------------------------------------------------
PhoenixSoft, Inc. Support Agreement    -1-   Initial: Licensee____ Licensor____
--------------------------------------------------------------------------------

[PHOENIXSOFT LOGO OMITTED]
--------------------------------------------------------------------------------

                  D. RENEWAL OF SUPPORT ORDERS. Each Support Order will be automatically renewed for successive one year periods after the end of the Initial Term (each a "Renewal Term") on the same terms and conditions, unless either party notifies the other party in writing no less than 60 days prior to the expiration of the Initial Term or Renewal Term, as the case may be, of its desire to terminate or revise the Support Order.

                  E. ADDITIONAL ORDERS FOR SUPPORT SERVICES. If during the term of a Support Order, Licensee wishes to order additional services not provided under the then-current Support Order, Licensee may request additional services pursuant to amendments to the Support Order.

                  F. ACCEPTANCE OF SUPPORT ORDERS BY LICENSOR. Provided that Licensee is not in default under this Support Agreement and has paid all amounts required to be paid by it under the Support Orders, and further provided that Licensor is not subject to an event described in
         Section 4(a)(ii) below, Licensor agrees to accept and honor all Support Orders presented to it by Licensee and not to terminate any Support Order upon expiration of any Renewal Term.

         2. CHANGES TO SERVICES AND SUPPORT CHARGES. Licensor may amend or revise the Support Services or Support Charges at any time on 30 days written notice to Licensee, subject to Licensee's consent, which may not be unreasonably withheld. Notwithstanding the foregoing sentence, Licensor agrees not to amend Support Charges until after the expiration of the Initial Term, and, thereafter, no more often than annually. If Licensee does not consent to Licensor's proposed changes, both parties will use reasonable efforts to agree to an amendment to the Support Order.

                  A. SUPPORT CHARGES. Annual charges for Support Services (the "Support Charges") are set forth in the attached Support Orders.

                  B. PAYMENT TERMS. The Support Charges will be payable quarterly in advance of the period for which Support Services are rendered. Any charges for any other products or services provided to Licensee that are not covered by a Support Order will be invoiced when provided and will be due and payable immediately on receipt of the invoice.

                  C. TRAVEL AND EXPENSE CHARGES. Licensee will pay for all travel, accommodations, and other reasonable expenses including but not limited to meals, laundry, local transportation, and business communications of Licensor's personnel for all on-site services provided by Licensor or its representatives, except as otherwise expressly provided in a Support Order.

         3. LIMITATION OF SERVICES.

                  A. EXTENT OF EQUIPMENT SUPPORT. Support Services for the Equipment are only applicable for equipment still covered under the manufacturer's warranty, and only to the extent indicated on a Support Order (the "Covered Equipment"). Licensor will assist with the troubleshooting and identification of problems within the System, but will only make recommendations on any Equipment, which is not on the Support Order (the "Non-Covered Equipment") that is found to be malfunctioning. It is the responsibility of Licensor to replace or repair any Non-Covered Equipment that is found to be malfunctioning. Support Services for Covered Equipment will provide for the repair of the Covered Equipment or for the "like-for-like" replacements of failed Field Replaceable Units ("FRUs").

                  B. MAINTAINING CURRENT SOFTWARE. If Licensee is current in all amounts payable to Licensor under this Support Agreement, including all amounts payable under all Support Orders, Licensor will make Updates available to Licensee. Whenever an Update is released, Licensee agrees to implement the Software within 90 days at all applicable Licensee sites. After a period of 180 days following the release of an Update,

--------------------------------------------------------------------------------
PhoenixSoft, Inc. Support Agreement    -2-   Initial: Licensee____ Licensor____
--------------------------------------------------------------------------------

[PHOENIXSOFT LOGO OMITTED]
--------------------------------------------------------------------------------

         Licensor will guarantee the availability of patches or bug fixes to versions no older than 12 months from the date of the current release.

                  C. UNAUTHORIZED USE. Support Services will not be rendered for any defects, malfunctions, problems or questions concerning the Covered Equipment or Software arising out of any of the following, whether resulting from the actions of Licensee or a third party (other than Licensor):

                           (i) Use of the Covered Equipment other than in strict
                  compliance with the documentation furnished by Licensor for the Covered Equipment.

                           (ii) Misuse, negligence or improper maintenance or
                  application of either the Covered Equipment or Software, including operation outside the Covered Equipment or Software design specifications;

                           (iii) Modification, repair, or alteration of either
                  the Covered Equipment or Software, except as authorized in writing by Licensor;

                           (iv) Failure to provide and maintain a suitable
                  installation environment with all facilities prescribed by Licensor, including, but not limited to: (A) adequate electrical power with appropriate protection against local anomalies; and (B) air temperature or humidity control, high quality leased lines, etc.;

                           (v) Power failures, fluctuations, or brownouts,
                  telecommunication line disruptions and outages.

                           (vi) Unauthorized incorporation of Licensor spare
                  parts into the Covered Equipment or the use of supplies or materials not meeting Licensor specifications, including the attachment of any hardware whatsoever not authorized by Licensor to any Covered Equipment.

Licensee acknowledges that any failure to comply with the recommendation of Licensor management with regard to the use of the Covered Equipment or Software may prevent the successful resolution of Licensor Software irregularities or system failures. Support Services do not include the development of new applications to "work around" problems known to be caused by Licensee's hardware. Any services required as a result of any of the above will be billed on a time and materials basis at Licensor's then-current hourly rates and be payable immediately on receipt of the invoice for such services.

         4. DEFAULT.

                  A. EVENTS OF DEFAULT. The occurrence of any of the following events will constitute an "Event of Default" under this Support Agreement and the Support Orders:

                           (i) The other party breaches any material provision
                  of this Support Agreement or a Software Support Order; or

                           (ii) The other party (A) terminates or suspends its
                  business, (B) becomes subject to any bankruptcy or insolvency proceeding under Federal or state statute, (C) becomes insolvent or subject to direct control by a trustee, receiver or similar authority, or (D) has wound up or liquidated, voluntarily or otherwise.

                  B. DEFAULT ON OTHER AGREEMENTS. In addition to the Events of Default set forth in Section 4(a), breach of any material provisions in the License Agreement will also constitute an Event of Default under

--------------------------------------------------------------------------------
PhoenixSoft, Inc. Support Agreement    -3-   Initial: Licensee____ Licensor____
--------------------------------------------------------------------------------

[PHOENIXSOFT LOGO OMITTED]
--------------------------------------------------------------------------------

         this Support Agreement and the Support Orders, entitling the non-breaching party to the remedies available at law, in equity or under this Support Agreement.

                  C. NOTICE AND OPPORTUNITY TO CURE. Upon the occurrence of an Event of Default, the non-defaulting party will deliver to the defaulting party a notice of the Event of Default that identifies in detail the Event of Default. The defaulting party will have 30 days after the date of the notice to cure the default. If the defaulting party fails to fully and completely cure the default within the 30 day period, the non-defaulting party may exercise any remedies provided in this License Agreement or at law or equity.

         5. REMEDIES ON DEFAULT. The parties will be entitled to the following remedies if an Event of Default remains uncured at the end of the 30-day cure period:

                           (i) LICENSOR'S REMEDIES. In addition to any other
                  remedies available to Licensor at law or in equity, Licensor will also be entitled to terminate this Support Agreement and all Support Services under the Support Orders.

                  B. IMMEDIATE SUSPENSION OR TERMINATION BY LICENSOR. Notwithstanding anything to the contrary in this Support Agreement or a Support Order, if: (i) Licensee fails to pay, within seven (7) business days' of when due, any amounts payable under this Support Agreement or a Support Order; or (ii) Licensee uses the Software on unauthorized equipment, or uses unauthorized software on the Covered Equipment or anything that is not directly a part of the Covered Equipment, Licensor will have the right to immediately terminate or suspend this Support Agreement and all Support Services under the Support Orders. Licensor will not be liable for any damages arising as a result of equipment or software failures that occur during suspension or as a result of termination.

                  C. SUPPORT AGREEMENT REINSTATEMENT. If Support Services are suspended for a period equal to three consecutive months or more, Licensee will be subject to a reinstatement fee equal to 25% of the Support Charges. On reinstatement, Licensor will perform a technical evaluation of the Covered Equipment and Software at Licensee's site, at Licensee's expense. Any repair, replacement or other services required to bring the Covered Equipment and Software back to a normal serviceability level will be performed before full Support Services are resumed. All of these services will be billed at the then-current non-discounted systems engineer daily rates, plus expenses. Licensee will also pay for all required repairs and replacement equipment or Updates at Licensor's then current list prices.

                  A. LICENSEE'S REMEDIES. In addition to any other remedies available at law or in equity, Licensee shall be entitled to terminate this Support Agreement, and to have no further obligations under this Support Agreement or any Support Orders.

         6. ERROR RESOLUTION RESPONSE. Licensor's engineering personnel will respond to reported problems under the following guidelines:

                  A. TROUBLE PRIORITIES.

                           (i) PRIORITY 1. A fatal error that has no work
                  around. Generally, these errors will not allow a user to complete a required function.

                           (ii) PRIORITY 2. An error that prevents a function
                  from being completed as normally processed, but that has a work-around that allows the user to complete the task at hand.

                           (iii) PRIORITY 3. A cosmetic error that does not stop
                  a user from completing a task, but does not work as would be expected.

--------------------------------------------------------------------------------
PhoenixSoft, Inc. Support Agreement    -4-   Initial: Licensee____ Licensor____
--------------------------------------------------------------------------------

[PHOENIXSOFT LOGO OMITTED]
--------------------------------------------------------------------------------

                  B. ERROR RESOLUTION RESPONSE. Once a priority has been established for a problem by Licensor and the relevant information has been collected, Licensor will use commercially reasonable best efforts to respond within the following response-time goals. Notwithstanding the foregoing sentence, Licensee acknowledges that some problems may take longer than the goals due to their complexity.

                           (i) PRIORITY 1. During regular business hours (9:00
                  am - 9:00 pm EST), calls will be answered immediately; after regular business hours, a callback to the Licensee will be made within 20 minutes of the initial call. Licensor will work full time until an interim work-around or a permanent resolution is provided.

                           (ii) PRIORITY 2. A resolution will be provided within
                  5 working days.

                           (iii) PRIORITY 3. A resolution will be provided
                  within 10 working days.

         7. OTHER TERMS. Those terms not otherwise defined in this Support Agreement will have the meanings set forth in Schedule G of the License Agreement, and the Miscellaneous Provisions contained in Schedule H of the Sales Agreement will apply to this Support Agreement and the Exhibits attached hereto. Schedule G and Schedule H are both incorporated herein by this reference.

         The parties have executed this Support Agreement as of the Effective Date.

LICENSOR: PHOENIXSOFT, INC.             LICENSEE:    PHONE 1, INC.

Signature: /s/ Paul Amick               Signature: /s/ Dario Echeverry

Name: Paul Amick                        Name: Dario Echeverry

Title: EVP                              Title: President-CEO

Date: 2-13-03                           Date: 2-13-03


--------------------------------------------------------------------------------
PhoenixSoft, Inc. Support Agreement    -5-   Initial: Licensee____ Licensor____
--------------------------------------------------------------------------------

[PHOENIXSOFT LOGO OMITTED]
--------------------------------------------------------------------------------

                                  SUPPORT ORDER

--------------------------------------------------------------------------------
         SUPPORT AGREEMENT FOR CONTRACT #:  PA00-PA-00000509002-01

--------------------------------------------------------------------------------
         CURRENT SOFTWARE CONFIGURATION:

INITIAL TERM:                ____/____/  2002 ("START DATE") -  ____/____/ 2003
--------------------------------------------------------------------------------
SYSTEM SUPPORT:

         o Support fees charged at the quarterly rate of $1.50 per active port USD $ 1.50
         o        Support fees to be prepaid quarterly
         o Ports activated in each calendar quarter to pay support fees in following quarter (e.g., support fees will be payable on April 1 for any ports activated January 1 through March 31)

SOFTWARE SUPPORT SERVICES FOR SOFTWARE:

         o        Help Desk: Monday - Friday, 6:00 am - 6:00 pm PST/ 9:00 am-
                  9:00 pm EST

                  Outside of these standard hours, emergency help is provided for switch outages 24 x 7

         o        Error Resolution, Patches, Fixes, Workarounds

         o Software Diagnostics, Remote Analysis via Secure line provided by Licensee

o        Level 1 software Upgrades

         o Two tech training slots per year (at Licensor facility) as long as

         Support Charges are current

         ON-SITE RESPONSE PACKAGE:          OPTIONAL

         o On-site Emergency Field Support (travel and expenses not included)

         OPTIONAL CONSULTING SERVICES FEES: OPTIONAL

         o Five (5) days on-site @ USD $6,000.00 per week plus travel and expenses


--------------------------------------------------------------------------------


APPROVALS:

--------------------------------------------------------------------------------

LICENSEE:  PHONE 1, INC.                LICENSOR:  PHOENIXSOFT, INC.


Signature:  ________________________    Signature:  ___________________________
Name:  _____________________________    Name:  ________________________________
Title:  ____________________________    Title:  _______________________________
Date:  _____________________________    Date:  ________________________________


--------------------------------------------------------------------------------
PhoenixSoft, Inc. Support Agreement    -1-   Initial: Licensee____ Licensor____
--------------------------------------------------------------------------------